Exhibit 99.2
ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the “APA”) is entered into on the 5th day of October, 2010 (the “Effective Date”), by and between CelLynx Group, Inc., a Nevada corporation (the “Seller”), and DOLLARDEX GROUP CORP., a Panamanian corporation (the “Buyer”).  Each of the Seller and the Buyer may be referred to individually herein as a “Party” and collectively as the “Parties.”

RECITALS

A.           This Agreement provides for the acquisition by the Buyer of certain of the assets, consisting of intellectual property (described more fully below), currently owned by the Seller on the terms and conditions hereafter provided.

B.           Buyer is desirous of purchasing the intellectual property from the Seller.

C.           The Parties have entered into that certain Line of Credit Agreement (the “LOC Agreement”) of even date herewith, pursuant to which, the Buyer has agreed to fund a line of credit for the benefit of the Seller.

D.           The LOC Agreement provides that upon the funding of the initial advance under the LOC Agreement by the Buyer, Buyer shall have the right to require the Seller to sell certain assets pursuant to the terms of this APA.

E.           The Parties have negotiated the purchase and sale of the Intellectual Property, discussing various terms and conditions, and desire to create one final expression of the agreed terms of this transaction.

AGREEMENT

NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived herefrom, it is hereby agreed as follows.

1.           Sale and Purchase.  Seller hereby agrees to sell, and Buyer hereby agrees to purchase, pursuant to the terms of this Agreement, the following (collectively, the “Purchased Assets”):

1.1.           Fifty percent (50%) of the Seller’s right, title and interest for the United States and all foreign countries to use, offer for sale, and sell any and all improvements which are disclosed in the patent applications, patents, and legal equivalents thereto identified in EXHIBIT A (collectively, the “Patents”) to this Agreement, such applications, patents and all other divisional, continuing, substitute, renewal, reissue and all other applications for patent or the legal equivalent thereof which have been or may be filed in the United States and all foreign countries relating to any of such improvements; all original, reexamined and reissued patents which have been or shall be issued in the United States and all foreign countries on such improvements; and specifically including the right to file foreign applications under the provisions of any convention or treaty and claim priority based on such applications; provided, however, that the Seller retains 100% of its right to make and import under the Patents; and

1.2.           Fifty Percent (50%) of the Seller’s right, title and interest for the United States and all foreign countries to the Seller’s trademarks described in EXHIBIT B (collectively, the “Marks”) attached hereto and incorporated by reference herein.

1.3.           The Parties hereby acknowledge and agree that Seller shall not transfer the right to protect, in the United States and in all foreign countries, any and all of the Patents, Marks, and other intellectual property, but shall retain such right, and shall be entitled to protect any and all of the Patents, Marks, and other intellectual property, with all related costs and expenses of such protection to be born by Buyer.

1.4.           The Parties hereby acknowledge and agree that Seller shall not transfer the right to sue for past, present or future infringement or misappropriation of any of the Patents, Marks, or other intellectual properties, but shall retain such right, and shall be entitled to sue for past, present, or future infringement or misappropriation of any of the Patents, Marks, or other intellectual properties with all related costs and expenses of such suits to be born by Buyer.

1.5.           In connection with the Patents, Marks, and other intellectual property sold in this Section 1, the Seller and the Buyer agree to work together to make such filings with the U.S. Patent and Trademark Office and any other government or other agencies, as appropriate, to reflect the sale of the Patents, Marks, and all other intellectual property sold under this Agreement.

2.           Purchase Price.  Buyer agrees to pay to Seller the following:

2.1.           A payment of $1,500,000 (the “Purchase Price Payment”), which constitutes the full price paid for the Purchased Assets, to be paid in cash or immediately available funds as follows: (a) $200,000 which shall be credited from the advance by the Buyer to the Seller pursuant to the LOC Agreement, and which shall be paid on or before January 31, 2011; (b) $300,000 to be paid on or before January 31, 2011; (b) and $1,000,000 to be paid on or before February 28, 2011.

2.2.           In the event that the Buyer fails to pay any portion of the Purchase Price Payment when due, the Buyer shall have sixty (60) days to cure (the “Cure Period”) its default by making the missed portion of the Purchase Price Payment to the Seller.

2.3.           In the event that the Buyer fails to pay any portion of the Purchase Price Payment when due, and fails to cure such default within the Cure Period, then the Seller shall have the right, at its option, to terminate this Agreement.  If Seller terminates this Agreement pursuant to this Section 2.3, it shall provide written notice to the Buyer of such termination, at which point the Purchased Assets shall revert in full to the Seller.

2.4.           First Right to re-Acquire Territories.  The Parties hereby acknowledge and agree that during the term of this Agreement, in the event that Buyer offers to sell, or receives an offer (the “Territory Offer”) from a third party to purchase, any right to license, sublicense, or otherwise use any of the Patents, Marks, or other intellectual property with respect to all or any portion of the Territory, the Seller shall have the right (the “Seller’s First Right”) to acquire from the Buyer any such rights to be sold by the Buyer.  The Buyer shall, within five (5) business days of making or receiving any Territory Offer, provide written notification (the “Sale Notification”) to the Seller of the making or receipt of such Territory Offer, including the names of all parties involved, as well as all terms and conditions relating to such Territory Offer.  Within fifteen (15) days of the receipt of such Sale Notification from the Buyer, the Seller shall provide written notification (the “Seller’s Notification”) to the Buyer, in writing, whether the Seller intends to exercise the Seller’s First Right.  Seller and Buyer shall have a maximum of thirty (30) days to close the transaction relating to the Seller’s First Right.  In the event that the Buyer and Seller shall not close such transaction within thirty (30) days, the Seller shall be deemed to have waived its First Right with respect to that Territory Offer only, but shall retain the Seller’s First Right with respect to any remaining portion of the Territory, if any.

3.           Effective Date and Closing.  The closing under this sale shall take place upon execution of this Agreement, to be effective as of the end of business on the Effective Date (the “Closing”), when possession of the assets shall be delivered to Buyer.  At the closing, Seller shall execute and deliver to Buyer an assignment conveying title to the Purchased Assets to Buyer, subject to any reversion rights described above in Section 2.  In addition, the parties agree to execute such additional documents as shall be reasonably necessary, from time to time, to consummate the transactions contemplated by this Agreement.

4.           Representations of Seller.  In order to induce Buyer to enter into this Agreement, Seller makes the following representations and warranties to Buyer:

4.1.           Enforceability.  This Agreement and all other agreements of Seller contemplated hereby are or, upon the execution and delivery thereof will be, the valid and binding obligations of the Seller, enforceable against him in accordance with their terms.

4.2.           Ownership of Purchased Assets.  Seller is the lawful owner of all the Purchased Assets sold hereunder and has a legal right to sell the same.  The Purchased Assets are being transferred free from all liens and encumbrances, and that Seller will defend the same against the claims and demands of any and all persons.

4.3.           Intellectual Property.  Seller has delivered to Buyer correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date).  Seller is transferring any and all intellectual property and proprietary rights of any kind relating to the Purchased Assets to Buyer.

4.4.           Litigation.  Seller (i) is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge relating to the Purchased Assets or (ii) is not a party or threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before (or that could come before) any court or quasi-judicial or administrative agency of any federal, state, local, or non-U.S. jurisdiction or before (or that could come before) any arbitrator relating to the Purchased Assets.

4.5.           Product Liability.  Seller does not have any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) arising out of any injury to individuals or property as a result of the ownership, possession, or use of the Purchased Assets.

5.           Indemnity.

5.1.           Buyer shall indemnify and hold Seller harmless from any and all claims, demands, losses, costs, obligations, and liabilities that Seller may incur or suffer as a result of Buyer’s breach of any agreement, covenant, or warranty in this Agreement.  Seller shall indemnify and hold Buyer harmless from any and all claims, demands, losses, costs, obligations, and liabilities that Buyer may incur or suffer as a result of Seller’s breach of any agreement, covenant, or warranty in this Agreement.

5.2.           Buyer shall further indemnify and hold Seller harmless from any and all liabilities, claims and causes of action to the extent arising from the sale of the Purchased Assets after the Closing.  Seller shall indemnify and hold Buyer harmless from any and all liabilities, claims and causes of action to the extent arising from the sale of the Purchased Assets prior to the Closing.

5.3.           The indemnity obligations of this Section shall include indemnity for reasonable attorney’s fees incurred.

6.           Other Covenants and Obligations.

6.1.           Transfer Taxes.  The Seller shall pay all sales taxes resulting from the sale of the Purchased Assets, if any.

7.           Miscellaneous.

7.1.           Should any party default in any of the covenants, warranties, representations or agreements herein contained, that defaulting party shall pay all costs and expenses, including a reasonable attorney’s fee, which may arise or accrue from enforcing this Agreement or in pursuing any remedy provided hereunder or by applicable law, whether such remedy is pursued by filing suit or otherwise.  This obligation of the defaulting party to pay costs and expenses includes, without limitation, all costs and expenses, including a reasonable attorney’s fee, incurred on appeal and in bankruptcy proceedings.

7.2.           Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (i) when hand delivered to the other party; (ii) when sent by facsimile to the number set forth on the signature page below if sent between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day, or on the next business day if sent by facsimile to the number set forth on the signature page below if sent other than between 8:00 a.m. and 5:00 p.m. recipient’s local time on a business day; (iii) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth on the signature page below; or (iv) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth on the signature page below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.  Notwithstanding anything to the contrary herein, notices and communications to the Buyer shall not be effective until actually received by the person identified by the Buyer to receive such notice on Buyer’s behalf.  Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication.  A party may change or supplement the addresses given on the signature page below, or designate additional addresses, for purposes of this Section 7.2 by giving the other party written notice of the new address in the manner set forth above.

7.3.           Time is of the essence in performance of any obligation hereunder.

7.4.           All negotiations, understandings, representations and preliminary agreements are merged herein.  The parties intend this document to be the final and exclusive expression of their agreement.  This Agreement may not be modified, amended or revoked unless in a writing signed by all the parties hereto.  The signature page of each counterpart may be detached from such counterpart and attached to a single document which shall for all purposes be treated as an original.  Transmittal and receipt of facsimile signatures on the signature page to this Agreement shall be binding on the parties hereto.  In the event this Agreement is signed via facsimile, each party agrees to promptly deliver to the other party the originally signed document via regular mail or overnight delivery.

7.5.           This Agreement shall be governed, interpreted and construed by the laws of the State of Utah.

7.6.           This Agreement shall apply to, inure to the benefit of and bind all parties hereto, their assigns, heirs, personal representatives and other successors.

7.7.           It is expressly agreed that the terms, covenants and conditions of this Agreement shall survive any legal act or conveyance required under this Agreement.

7.8.           The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

7.9.           Each party to this Agreement executes the Agreement on its own behalf and not as agent for any other person.

7.10.           The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event of an ambiguity or if a question of intent or interpretation arises, this Agreement shall be constructed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the Seller and the Buyer have caused this Asset Purchase Agreement to be duly executed effective as of the Effective Date.

BUYER: DOLLARDEX GROUP CORP., a Panama corporation By: Name: Its: SELLER: THE CELLYNX GROUP, INC., a Nevada corporation By: Name: Its:

EXHIBIT A

LIST OF PATENTS
(Patent Applications, Patents, and Legal Equivalents Thereto)

Matter No.	Title	Matter Type	Status	Serial Number
101710.0001US	Cell Phone Signal Booster	Patent-US	Pending	11/625331
101710.0001US2	Dual Cancellation Loop Wireless Repeater	Patent-US	Pending	12/106468
101710.0002US1	Wireless Repeater Management Systems	Patent-US	Pending	12/328076
101710.0001US1	Dual Loop Active and Passive Repeater Antenna Isolation Improve	Patent-US	Pending	12/425615
101710.0009PCT	Multi-Band Wireless Repeater	Patent-PCT	Pending	PCT/US09/57842
101710.0009US1	Multi-Band Wireless Repeater	Patent-US	Pending	12/235313
101710.0010US	Antenna Docking Station	Patent-US	Pending	12/625347

EXHIBIT B

TRADEMARKS
(Trademarks, Trademark Registrations and/or Applications)

MARKS:	5BARz™
Turning Weak Spots into Sweet Spots™